UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2008

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01

Entry Into a Material Definitive Agreement

ITEM 9.01

Financial Statements and Exhibits

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT .1

Item 1.01

Entry Into a Material Definitive Agreement

Purchase of Transmitter Sites/New Transmitter Site Leases with Principal Stockholders

The Nominating and Corporate Governance Committee (“Committee”) of Salem Communications Corporation (the “Company”) has a longstanding policy and desire to reduce the number of transactions entered into between the Company and its related parties.  In March 2008, as part of a review and evaluation of certain upcoming related party lease option exercises or renewals, the Committee determined that is was in the best interest of the Company for it to make an integrated offer to: (a) purchase certain transmitter sites from trusts or partnerships created for the benefit of Edward G. Atsinger III and Stuart W. Epperson (the Company’s CEO and Chairman, respectively) and their families (the “Principal Stockholders”), and (b) enter into new transmitter site leases for eight (8) existing transmitter sites operated by the Company and leased from the Principal Stockholders.

As a result of this offer, on April 8, 2008, the Company purchased three tower and antenna sites (the “Transmitter Site Purchases”) from the Principal Stockholders as follows:

Market	Station Call Letters	Facilities Purchased	Purchase Price	Closing Date
Seattle – Tacoma, WA	KGNW–AM	Antenna/Tower	$3,100,000	April 8, 2008
Denver – Boulder, CO	KRKS-AM	Antenna/Tower	$1,400,000	April 8, 2008
Pittsburgh, PA	WORD-FM	Antenna/Tower	$475,000	April 8, 2008

			$4,975,000

By purchasing these sites, the Company eliminated approximately $148,000 in annual rental expenses and permanently secured these AM transmitter site locations. The Company also assumed two income-producing lease agreements as a material part of the Transmitter Site Purchases as follows:  (a) a diplex agreement at the Seattle-Tacoma, WA site generating current annual rental income of approximately $139,000, and (b) a mobile telephone lease at the Pittsburgh, PA site generating current annual rental income of approximately $26,000.

The purchase price for all three of the Transmitter Site Purchases was paid by the Company in cash at closing.  All expenses incurred in connection with securing title insurance, preparation and recording of deeds, and other fees associated with completion of the Transmitter Site Purchases were shared equally by the Company and the Principal Stockholders.

A prerequisite negotiated by the Company as an important condition of the closing of the Transmitter Site Purchases was the entry by the Company into new transmitter site leases for eight (8) existing transmitter sites (the “New Transmitter Site Leases”) operated by the Company and leased from the Principal Stockholders.  Seven (7) of these New Transmitter Site Leases replace existing transmitter site leases between the Company and the Principal Stockholders which were either scheduled to expire or had option exercise deadlines in 2009 or 2010.  As a result, the Company is not required to renegotiate a new lease or exercise an option on any of its related party leases until 2016.

In order to broadcast an AM radio signal, the Company’s transmitter facilities must be located in areas where the topography and conductivity of the soils is suitable for transmission.  In addition, many AM transmitter sites require several towers arrayed at precise locations, each with a large ground radial system, to operate.  Securing a site with the requisite characteristics and obtaining necessary permissions to construct a transmission facility can take significant time and money.  By entering into these new leases with the Principal Stockholders, the Company was able to secure these difficult-to-relocate AM transmitter sites for at least ten (10) years with an option to extend each of these leases for five (5) years thereafter.

The eighth (8th) lease concerns the transmitter site for Company’s expanded band radio station KDOW-AM in the Seattle-Tacoma, WA area.  Prior to its entry into this lease, the Company had previously paid no rent for the right to operate KDOW-AM from this site.   The following table contains a summary of certain significant terms for the New Transmitter Site Leases:

Market	Station Call Letters	Facilities Leased	Annual Rental (1)	Expiration Date (2)
San Francisco, CA	KFAX-AM	Antenna/Tower	$215,000	2023
Philadelphia, PA	WFIL-AM/WNTP-AM	Antenna/Tower/Studios	$190,000	2023
Phoenix, AZ	KPXQ-AM	Antenna/Tower	$62,500	2023
Houston - Galveston, TX	KNTH-AM	Antenna/Tower	$45,000	2023
Seattle - Tacoma, WA	KDOW-AM (Ex. Band)	Antenna/Tower	$35,000	2023
Seattle - Tacoma, WA	KNTH-AM	Antenna/Tower	$35,000	2023
Portland, OR	KPDQ-AM	Antenna/Tower	$26,500	2023
San Antonio, TX	KSLR-AM (night site)	Antenna/Tower	$18,000	2023

			$627,000

(1)

Annual rent is calculated as of April 8, 2008. The initial lease term for each of the above leases commences on April 8, 2008, and expires on March 31, 2018.  The Company has a single option to extend the term of each of the above leases for a period of five (5) years thereafter.

(2)	The expiration date reported represents the expiration date assuming exercise of the lease term extension at the Company’s option.

At the time of the Transmitter Site Purchases and New Transmitter Site Leases, and pursuant to the Committee’s procedures for review of related party transactions, the Company obtained independent appraisals of the radio stations/rentals lease and determined that the terms of the transactions were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.

Item 9.01                      Financial Statements and Exhibits.

Item 9.01(c)     Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
10.06.20	Lease Agreement dated April 8, 2008 between Inspiration Media, Inc. and Principal Stockholders Re: KDOW-AM.
10.06.21	Lease Agreement dated April 8, 2008 between New Inspiration Broadcasting Company, Inc., and Principal Stockholders Re: KFAX-AM.
10.06.22	Lease Agreement dated April 8, 2008 between Inspiration Media, Inc. and Principal Stockholders Re: KLFE-AM.
10.06.23	Lease Agreement dated April 8, 2008 between South Texas Broadcasting, Inc. and Principal Stockholders Re: KNTH-AM.
10.06.24	Lease agreement dated April 8, 2008 between Salem Media of Oregon, Inc. and Principal Stockholders Re: KPDQ-AM.
10.06.25	Lease Agreement dated April 8, 2008 between Common Ground Broadcasting, Inc. and Principal Stockholders Re: KPXQ-AM.
10.06.26	Lease Agreement dated April 8, 2008 between Salem Media of Texas, Inc. and Principal Stockholders Re: KSLR-AM.
10.06.27	Lease Agreement dated April 8, 2008 between Pennsylvania Media Associates, Inc. and Principal Stockholders Re: WFIL-AM and WNTP-AM.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: April 14, 2008
By: /s/ CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.06.20	Lease Agreement dated April 8, 2008 between Inspiration Media, Inc. and Principal Stockholders Re: KDOW-AM.
10.06.21	Lease Agreement dated April 8, 2008 between New Inspiration Broadcasting Company, Inc., and Principal Stockholders Re: KFAX-AM.
10.06.22	Lease Agreement dated April 8, 2008 between Inspiration Media, Inc. and Principal Stockholders Re: KLFE-AM.
10.06.23	Lease Agreement dated April 8, 2008 between South Texas Broadcasting, Inc. and Principal Stockholders Re: KNTH-AM.
10.06.24	Lease agreement dated April 8, 2008 between Salem Media of Oregon, Inc. and Principal Stockholders Re: KPDQ-AM.
10.06.25	Lease Agreement dated April 8, 2008 between Common Ground Broadcasting, Inc. and Principal Stockholders Re: KPXQ-AM.
10.06.26	Lease Agreement dated April 8, 2008 between Salem Media of Texas, Inc. and Principal Stockholders Re: KSLR-AM.
10.06.27	Lease Agreement dated April 8, 2008 between Pennsylvania Media Associates, Inc. and Principal Stockholders Re: WFIL-AM and WNTP-AM.

EXHIBIT 10.06.20

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  Inspiration Media, Inc., (“Lessee”), a WashingtonCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 2 towers and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Kitsap, in the State of Washington, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station KDOW-AM FCC ID#87153; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

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(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Terms"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Thirty Five Thousand ($35,000.00) per annum, in equal monthly installments of Two Thousand Nine Hundred Sixteen and 66/100 ($2,916.66) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

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Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be

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a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor,

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or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by

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counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

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(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

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(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s

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reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall be granted in Landlord’s sole and arbitrary discretion.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

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SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

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SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is

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executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Washington.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Inspiration Media, Inc.

   /s/ EDWARD G. ATSINGER

    /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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Exhibit A

The following described real estate, situated in the county of Kitsap State of Washington:

That portion of Government Lot 5, Section 14, Township 25 North, Range 2 East, W.M., described as follows:

Beginning at the Southwest corner of Government Lot 5, said Section, the True Point of Beginning; thence East 528 Feet; thence North 660 feet; thence East 132 feet; thence North 330 feet; thence West 451 feet; thence South 104.5 feet; thence West 209 feet to Section line; thence South 885.3 feet to the Point of Beginning;

EXCEPT portion taken for road in Kitsap County SC No. 14124;

And EXCEPT County Road No. 214;

Situate in the City of Bainbridge Island, Kitsap County, Washington

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EXHIBIT 10.06.21

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  New Inspiration Broadcasting, Co., Inc., (“Lessee”), a CaliforniaCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 4 towers and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Alameda, in the State of California, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station KFAX-AM FCC ID#24510; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

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(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Term"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Two Hundred Fifteen Thousand ($215,000.00) per annum, in equal monthly installments of Seventeen Thousand Nine Hundred Sixteen and 66/100 ($17,916.66) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

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Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be

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a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor,

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or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by

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counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

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(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

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(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s

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reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

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SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all

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liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

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SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of California.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Inspiration Media, Inc.

   /s/ EDWARD G. ATSINGER

    /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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Exhibit A

TRANSMITTER SITE

DESCRIPTION:

REAL PROPERTY IN THE CITY OF HAYWARD, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERN LINE OF THE 67.85 ACRE PARCEL OF LAND DESCRIBED IN THE DEED FROM JOSE T. BAPTISTA TO M.B. BETTENCOURT AND TONY A. BETTENCOURT, DATED JANUARY 15, 1924, RECORDED JANUARY 16, 1924, IN BOOK 591 OF OFFICIAL RECORDS OF ALAMEDA COUNTY, PAGE 355, SERIES NO. T/88764, SAID LINE BEING ALSO THE SOUTHERN LINE OF THE PARCEL OF LAND DESIGNATED “BETTENCOURT” ON THE “RECORD OF SURVEY, WILLIAM JOHNSON PROPERTY”, ETC., FILED AUGUST 14, 1952, IN BOOK 3 OF RECORD OF SURVEYS, PAGE 32, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY, DISTANT THEREON SOUTH 88° 31’ 23” WEST 2969.87 FEET FROM THE WESTERN LINE OF CLAWITER ROAD, OR COUNTY ROAD NO. 1649, AS THE SAME EXISTED 50 FEET WIDE, PRIOR TO THE WIDENING THEREOF, ON APRIL 5, 1960; RUNNING THENCE NORTH 1° 00’ 06” WEST 723.21 FEET TO THE SOUTHERN LINE OF THE 65.85 ACRE PARCEL OF LAND, DESCRIBED IN THE DEED FROM JOHN JOHNSON TO AUGUST LEWIS JOHNSON, DATED DECEMBER 4, 1896, RECORDED AUGUST 13, 1897, IN BOOK 620 OF DEEDS, PAGE 117, ALAMEDA COUNTY RECORDS; THENCE ALONG THE LAST NAMED LINE, SOUTH 88° 59’ 54” WEST 675 FEET; THENCE SOUTH 1° 00’ 06” EAST 646.68 FEET TO SAID SOUTHERN LINE OF THE 67.85 ACRE PARCEL, 591 OR 355; AND THENCE ALONG THE LAST NAMED LINE, SOUTH 69° 12’ 33” EAST 216.72 FEET TO AN ANGLE POINT THEREON, AND NORTH 88° 31’ 23” EAST 473.78 FEET TO THE POINT OF BEGINNING.

RESERVING THEREFROM, A NON-EXCLUSIVE EASEMENT FOR ALL PUBLIC UTILITY PURPOSES, IN, UNDER, OVER, ALONG AND ACROSS THE NORTHERN 10 FEET, RIGHT ANGLE MEASUREMENT THEREOF.

ALSO RESERVING THEREFROM, A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS, OVER, ALONG AND ACROSS THE NORTHERN 60 FEET RIGHT ANGLE MEASUREMENT THEREOF.

SAID EASEMENTS TO BE APPURTENANT TO AND FOR THE BENEFIT OF THE REMAINING LANDS OF THE GRANTOR.

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EXHIBIT 10.06.22

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  Inspiration Media, Inc., (“Lessee”), a WashingtonCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 2 towers and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Kitsap, in the State of Washington, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station KLFE-AM FCC ID# 12031; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

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(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Term"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Thirty Five Thousand ($35,000.00) per annum, in equal monthly installments of Two Thousand Nine Hundred Sixteen and 66/100 ($2,916.33) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

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Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be

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a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor,

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or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by

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counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

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(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

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(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s

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reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

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SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all

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liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

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SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Washington.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Inspiration Media, Inc.

   /s/ EDWARD G. ATSINGER

    /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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Exhibit A

The following described real estate, situated in the county of KITSAP, State of Washington:

That portion of Government Lot 5, Section 14, Township 25 North, Range 2 East, W.M., described as follows:

Beginning at the Southwest corner of Government Lot 5, said Section, the True Point of Beginning; thence East 528 Feet; thence North 660 feet; thence East 132 feet; thence North 330 feet; thence West 451 feet; thence South 104.5 feet; thence West 209 feet to Section line; thence South 885.3 feet to the Point of Beginning;

EXCEPT portion taken for road in Kitsap County SC No. 14124;

AND EXCEPT County Road No. 214;

Situate in the City of Bainbridge Island, Kitsap County, Washington.

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EXHIBIT 10.06.23

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  South Texas Broadcasting, Inc., (“Lessee”), a TexasCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 11 towers, radials and a transmitter building (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Harris, in the State of Texas, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station KNTH-AM FCC ID# 61174; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

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(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Term"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Forty Five Thousand ($45,000.00) per annum, in equal monthly installments of Three Thousand Seven Hundred Fifty ($3,750.00) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

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Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be

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a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor,

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or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by

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counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

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(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

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(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s

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reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

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SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all

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liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

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SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Texas.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

South Texas Broadcasting, Inc.

   /s/ EDWARD G. ATSINGER III

   /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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Exhibit A

EASMENTS AND RESTRICTIONS OF RECORD:

(a)

Thirty(30) foot pipe line easement granted to Houston Pipe Line Company as reflected by instrument recorded in Volume 5249, page 521, Deed Records of Harris County, Texas.

(b)

Pipe line easement granted to Houston Pipe Line Company as reflected by instrument recorded in Volume 2408, page 577, Deed Records of Harris County Texas.

(c)

Terms, conditions, and stipulations contained in Oil and Gas Lease from J.G. Ehrhardt, et al, to H.M. Harrell, recorded in Volume 334, page 104, Contract Records of Harris County, Texas, as amended by instrument recorded in Volume 338, page 686, Contract Records of Harris County, Texas, and as further supplemented or amended by Pooling Agreement recorded in Volume 399, page 263, Contract Records of Harris County, Texas.

(d)

All prior reservations of minerals in and under the above described property.

(e)

Lease dated September 15, 1983, as filed for record under Harris County Clerk’s File No. J-679462, between Lake Huron Broadcasting Corporation, as Lessor, and the United States of America, as Lessee.

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EXHIBIT 10.06.24

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  Salem Media of Oregon, Inc., (“Lessee”), an OregonCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 1 tower and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Washington, in the State of Oregon, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station KPDQ-AM FCC ID#58628; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

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(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Term"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Twenty Six Thousand Five Hundred ($26,500.00) per annum, in equal monthly installments of Two Thousand Two Hundred Eight and 33/100 ($2,208.33) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

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Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be

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a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor,

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or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by

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counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

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(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

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(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s

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reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

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SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all

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liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

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SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Oregon.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Salem Media of Oregon, Inc.

   /s/ EDWARD G. ATSINGER III

   /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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Exhibit A

All that real property situated in the County of Washington, State of Oregon, to wit:

Beginning at the Southwest corner of the Southeast quarter of Section 13, Township 1 South, Range 1 West of the Willamette Meridian, and running thence North 1° 21’ East 557.2 feet to a pipe set on the South boundary of the tract conveyed to S.B. and Vivian Lawrence by deed recorded at page 360 of Book 115, Records of Deed for said County; thence with said South boundary, North 85° 20’ East 940 feet to an iron pipe; thence South 1° 21’ West 654.2 feet to the South boundary of said Section and thence North 88° 42’ West 935.2 feet to the place of beginning.

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EXHIBIT 10.06.25

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  Common Ground Broadcasting, Inc., (“Lessee”), an ArizonaCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 3 towers and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Maricopa, in the State of Arizona generally known as 7401 West Camelback Road, Phoenix, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property (but only including approximately 800 square feet of the transmitter building) in operating its radio station KPXQ-AM FCC ID#55912; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station (but only including approximately 800 square feet of the transmitter building), and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not

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unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Term"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Sixty Two Thousand Five Hundred ($62,500.00) per annum, in equal monthly installments of Five Thousand Two Hundred Eight and 33/100 ($5,208.33) (the “Base Rent”) in advance on the

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first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

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(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended

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coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor, or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

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(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

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(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

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(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

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(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

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SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

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SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

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SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Arizona.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Common Ground Broadcasting, Inc.

   /s/ EDWARD G. ATSINGER III

   /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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EXHIBIT 10.06.26

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended, and the Epperson Family Limited Partnership, collectively referred to herein as “Lessor”, and  Salem Media of Texas, Inc., (“Lessee”), a TexasCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 8 towers and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Guadalupe, in the State of Texas, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station KSLR-AM FCC ID# 58634 (Night Site); and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

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(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Terms"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of Eighteen Thousand ($18,000.00) per annum, in equal monthly installments of One Thousand Five Hundred ($1,500.00) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

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Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be

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a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor,

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or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by

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counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

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(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

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(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s

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reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

SECTION 8

9

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale

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or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Texas.

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SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Salem Media of Texas, Inc.

   /s/ EDWARD G. ATSINGER III

   /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

EPPERSON FAMILY PARTNERSHIP

BY: its General Partner STUART W.

EPPERSON REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

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EXHIBIT 10.06.27

LEASE AGREEMENT

This Agreement (“Agreement”) is made as of this 8th day of April 2008, by and between EDWARD G. ATSINGER III, not individually but as sole Trustee of the ATSINGER FAMILY TRUST /u/a dated April 8, 2002 as amended,  and STUART W. EPPERSON, not individually but solely as Trustee of the STUART W. EPPERSON REVOCABLE LIVING TRUST /u/a dated January 14th 1993 as amended, collectively referred to herein as “Lessor”, and  Pennsylvania Media Associates, Inc., (“Lessee”), a PennsylvaniaCorporation.

WHEREAS, Lessor owns certain land which shall include all rights, easements, fixtures, buildings and appurtenances pertaining to such property (the “Land”)  and Lessee owns certain improvements thereon including 6 towers and radials (the “Improvements”), which Land and Improvements together comprise certain real property located in the County of Montgomery, in the State of Pennsylvania, more particularly described as set forth in Exhibit “A”, which is attached hereto and made a part hereof (the “Real Property”); and,

WHEREAS, Lessee uses said Real Property in operating its radio station WFIL-AM and WNTP-AM FCC ID# 52193 and 52194 respectively; and,

WHEREAS, the parties are desirous of making a mutually suitable and satisfactory agreement whereby Lessor will lease to Lessee the Real Property (constituting the “Leased Premises”) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties hereto agree as follows:

SECTION 1

USE OF THE LEASED PREMISES

(a)  Lessor, in consideration of the rents to be paid and covenants herein contained, hereby leases to Lessee the Leased Premises.

(b)  Lessee may use the Leased Premises for the operation of its radio station, and, in connection therewith, for the installation, repair, maintenance, operation, housing and removal of its Improvements and other related broadcasting equipment (together comprising the “Installations”). Lessee is fully familiar with the physical condition of the Land and has received the same in good order and condition, and agrees that the Land complies in all respects with all requirements of this Agreement. Lessee shall use the Land exclusively for purposes associated with the operation of a radio station.

(c)  Lessee shall have the right from time to time to substitute Installations of similar kind and character for those hereinabove specified, including without limitation, the rebuilding and reconfiguring of the towers on the Real Property, provided such changes shall be approved in advance by Lessor, and Lessor shall not unreasonably delay or withhold its approval. In the event Lessee submits any such changes for Lessor’s approval and Lessor does not respond within thirty (30) days after Lessor’s receipt thereof, then such changes shall be deemed approved by Lessor, so long as such changes otherwise comply with this Agreement, five (5) days after Lessor’s receipt of notice that it has not responded.

(d)  Lessee shall have access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, for the purpose of installing, maintaining and repairing its Installations, provided that the contractors performing such work are reasonably acceptable to Lessor.

(e)  Lessor shall not be responsible for repairs or maintenance to the Installations, except for repairs occasioned by the negligence of Lessor, its agents, employees or contractors.

 (f)  Lessee shall not use or permit the Leased Premises to be used by any dangerous, toxic, noxious or offensive trade or business, or for any unlawful purpose.

(g)  Lessee shall not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Real Property or any part thereof or Lessee’s interest therein other than (i) this Agreement, (ii) any lien, including a mortgage on the leasehold interest of Lessee, which may be approved by the Lessor in writing, which approval shall not be unreasonably withheld, (iii) liens for impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Paragraph 3(d), below, and (iv) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made.

SECTION 2

TERM AND RENT

(a)  The term of this Lease (the “Term”) shall commence on April 8, 2008 (the “Commencement Date”), and shall expire on March 31, 2018 (the “Expiration Date”).

 (b)  Lessee shall have the option, if Lessee is not at the time in default under this Agreement, to extend the Term of this Agreement for one successive period of five (5) years (the "Extended Term"), and, except as set forth in Section 2 (c)(ii) below, on the same terms, covenants and conditions herein contained.  The word "Term" as used in this Agreement shall be deemed to include the Extended Term when and if the Agreement is extended.  The option to extend the Term shall be exercised only by Lessee's delivery to Lessor on or before ninety (90) days prior to the expiration of the Term written notice of Lessee's election to extend as provided herein.

 (c)  Lessee agrees to pay rent to Lessor from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

(i)  Beginning with the Commencement Date and ending on the last day of March, 2009, Lessee shall pay a base rent of One Hundred Ninety Thousand ($190,000.00) per annum, in equal monthly installments of Fifteen Thousand Eight Hundred Thirty Three and 33/100 ($15,833.00) (the “Base Rent”) in advance on the first day of each month.  Thereafter on each and every Adjustment Date (hereinafter defined) the monthly rent shall be computed according to subparagraph (ii) below.

(ii)  The term “Adjustment Date” shall mean April 1, 2009.  Beginning with the Adjustment Date and every year thereafter on the anniversary of the adjustment date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for an increase, but never a decrease, if any, in the Consumer Price

Index for All Urban Consumers, All Items, U.S. Cities Average [Base Year 1982/84=100] (“CPI”) published by the United States Department of Labor, Bureau of Labor Statistics, as measured in January of the current year  i.e., beginning with the Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for January of the current year and the denominator of which shall be the CPI for January 2008.  For example, the first rent adjustment on the Adjustment Date shall be computed by multiplying The Base Rent times the CPI for January 2009 divided by the CPI for January 2008.   In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be then chosen by Lessor subject to reasonable consent of Lessee.

(d)  Rent and all other sums payable to Lessor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. Except as expressly provided herein, Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or the Real Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of rent or any other sum payable by Lessee hereunder.

SECTION 3

CHARGES AND UTILITIES

(a)  Lessee, at its sole expense, shall keep the Real Property including roadways on the property in good and clean order and condition and will promptly make all necessary or appropriate repairs, replacements, and renewals thereof, whether interior or exterior, structural or non- structural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work. Lessee waives any right created by any law now or hereafter in force to make repairs to the Real Property at Lessor’s expense. Lessee, at its sole expense, shall do or cause others to do every act necessary or appropriate for the preservation and safety of the Real Property whether or not the Lessor shall be required by any legal requirement to take such action or be liable for failure to do so.

(b)  If not at the time in default under this Agreement, Lessee, at its sole expense, may make reasonable alterations of and additions to the Improvements or any part thereof, including the rebuilding and reconfiguring of the towers, provided that any alteration or addition (i) shall not change the general character of the Real Property, or reduce the fair market value thereof below their value immediately before such alteration or addition, or impair their usefulness, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all legal requirements and insurance requirements, (iii) is promptly and fully paid for by Lessee, and (iv) is made, in case the estimated cost of such alteration or addition exceeds Ten Thousand Dollars ($10,000), under the supervision of an architect or engineer satisfactory to Lessor and in accordance with plans, specifications and cost estimates approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)  Subject to subparagraph (d), below, relating to contests, Lessee shall pay all taxes, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term hereof), ground rents, water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereof), which at any time during or in respect of the Term hereof may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon the Real Property or any part thereof or any rent therefrom received by Lessor from Lessee, or any estate, right or interest therein, or any occupancy, use or possession of or activity conducted on the Real Property or any part thereof, other than any income or excess profits tax imposed upon the Lessor’s general income or revenues, and any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof. Lessee shall furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. If by law any such amount may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any such amount relating to the fiscal period of the taxing authority, part of which is included within the Term and a part of which extends beyond the Term shall, if Lessee shall not be in default under this Agreement, be apportioned between Lessee and Lessor as of the expiration of the Term of this Agreement.

(d)  Lessee, at its sole expense, may contest, after prior written notice to Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any tax, lien or other imposition on the Real Property, provided that (i) Lessee shall first make all contested payments, under protest if it desires, (ii) neither the Real Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with, and (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor.

(e)  Lessee shall pay or cause to be paid all charges for all public or private utility services, landscape maintenance, trash disposal services, and all sprinkler systems and protective services at any time rendered to or in connection with the Real Property or any part thereof, and will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

(f)

Notwithstanding anything contained herein to the contrary, in the event Lessor conveys a portion of the Real Property, including leasehold interests, to others, Lessee’s obligations set forth in this Section 3 shall be equitably apportioned between Lessee and the other parties.

SECTION 4

INSURANCE AND INDEMNIFICATION

(a)  Lessee shall, at its sole cost and expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about the Real Property arising out of any act or omission of Lessee or any officer, employee, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than One Million Dollars ($1,000,000.00) for injuries to one person, One Million Dollars ($1,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Million Dollars ($1,000,000.00); (ii) insurance with respect to the Improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under “extended coverage” policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the Improvements and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers’ compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about the Real Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor, or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Florida and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee’s option, be provided through a blanket policy or policies.

(b)  Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessor, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessee of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessee on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessee’s request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising out of Lessor’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(c)  If Lessor so elects by notice to Lessee, Lessee shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor’s expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

(d)  Lessor shall indemnify Lessee and hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) incurred by or asserted against Lessee, whether during or after the Term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Premises or otherwise, (iii) the use by Lessor of any part of the Leased Premises, (iv) any work undertaken by or at the request of Lessor on or about the Leased Premises, (v) any other activity undertaken by or at the request of Lessor pursuant to or in connection with this Agreement, or (vi) the presence of any individuals on the Leased Premises as a result of Lessor’s request or this Agreement; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee’s or its agents’, employees’, invitees’ or contractors’ negligent acts or omissions.

(e)  If Lessee so elects by notice to Lessor, Lessor shall have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by counsel selected by it, but at Lessee’s expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

(f)  Nothing in this Agreement shall be construed so as to authorize or permit any insurer of Lessor or Lessee to be subrogated to any right of Lessor or Lessee against the other. Each of Lessor and Lessee hereby releases the other to the extent of its insurance coverage for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts said party is liable.

SECTION 5

REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS

(a)  Lessor represents and warrants that:

(i)  The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

(ii)  To the best of Lessor’s knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to the Leased Premises, and as of the date of this Agreement, no notice of any kind relating thereto (which would adversely affect the transactions contemplated by this Agreement) has been issued by public authorities having jurisdiction over the Leased Premises.

(iii)  No person or party other than Lessor has a right to use the Leased Premises for any purpose which would affect Lessee’s right to use the Leased Premises as contemplated hereunder.

(iv)  Lessor has not received written notice of pending or contemplated condemnation proceedings affecting the Leased Premises or any part thereof.

(v)  To the best of Lessor’s knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Leased Premises or any portion thereof and Lessor has not received notice written or otherwise of any litigation affecting or concerning the Leased Premises relating to or arising out of its ownership, management, use or operation. Lessor shall give to Lessee prompt notice of institution of any such proceeding or litigation.

(vi)  To the best of Lessor’s knowledge, there are presently no proceedings for overdue real estate taxes assessed against the Leased Premises for any fiscal period.

(vii)  Lessor shall promptly advise Lessee in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or to the maintenance, operation or use thereof.

(viii)  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessor (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

(ix)  Subject to liens and encumbrances of record, Lessor owns good and marketable title in fee simple to the Real Property on which the Leased Premises are located, and Lessor acknowledges that Lessee is relying upon the foregoing representation and warranty in entering into this Agreement and in expending moneys in connection herewith. Lessor shall not encumber or permit any encumbrances, liens or restrictions on Lessee’s Installations, except with the prior written approval of Lessee.

(b)  Each party shall comply in all material respects with all local, state and federal laws, statutes, ordinances, rules, regulations, orders and decrees that it knows to be applicable in connection with its activities and operations at the Leased Premises, and Lessor shall require the same representation and warranty from all additional users of the facilities at the Leased Premises.

(c)  Subject to Section 10(a) herein, Lessor agree that, during the Term of this Agreement Lessor shall not intentionally do anything at the Leased Premises which will interfere with or adversely affect the operations of Lessee.

(d)  If the whole or any material part of the Real Property, including, but not limited to, Lessee’s Installations (as defined in the Agreement), shall be acquired or condemned by eminent domain for any public or quasi public use or purpose or by a voluntary conveyance or transfer in lieu thereof, then, and in that event, the Term of this Agreement shall cease and terminate on the date title vests in the condemning authority and Lessee shall have no claim for the value of any unexpired Term of said Agreement, and Lessor and Lessee shall have no further obligations except those accrued prior to such termination.  Any award granted by any condemning authority, or any payment for any voluntary conveyance or transfer in lieu of condemnation, shall belong to and be paid to Lessor.  Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Real Property, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee or Lessee’s own right on account of any and all damage to Lessee by reason of the condemnation and for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations.  For purposes of this Section, a “material part” is a portion without which the continued operation of Lessee’s radio station and the transmission of Lessee’s AM radio signal in a manner consistent with its historic use, is not reasonably feasible.  In the event of a lesser taking, Lessee shall not be entitled to any portion of any award.  Notwithstanding the foregoing, however, in the event of a lesser taking, if Lessor’s award received includes funds specifically earmarked for any and all damage to Lessee’s business by reason of the condemnation, for or on account of any cost or loss which Lessee might incur in removing Lessee’s Installations and/or making repairs to Lessee’s Installations, then such amounts shall be paid to Lessee.

(e)  Lessee represents and warrants that its Installations to be located on or about the Leased Premises, together with the existence of the equipment of Lessor, and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the “Radio Frequency Protection Guides” recommended in “American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz,” issued by the American National Standards Institute (“Acceptable Radio Frequency Radiation Standards”).

(f)  Lessee covenants that it will not at any time during the Term of this Agreement, transmit, store, handle or dump toxic or hazardous wastes anywhere at or around the Leased Premises.

(g)  Lessee shall promptly advise Lessor in writing of any written notice received from any governmental authority to comply with the terms, provisions and requirements of any local, state and federal laws, ordinances, directives, orders, regulations, and requirements which apply to any portion of the Leased Premises or to any adjacent street or other public area or the maintenance, operation or use thereof.

(h)  Lessee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

(i)  Lessee warrants to Lessor that the Improvements (including the radio tower(s) located on the Real Property) are and will remain in material compliance at all times during the Term and any Extension Term with all federal, state, county, municipal, local, administrative and other governmental laws, statutes, ordinances, codes, rules, regulations and orders pertaining thereto, including, without limitation, to the extent applicable, all zoning laws and building codes and all regulations of the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (“FCC”).

(j)  In case of any material damage to or destruction of the Real Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any damage to or destruction of the Improvements or any parts thereof, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction.

(k)  Lessee will execute, acknowledge and deliver to the Lessor, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Real Property or any part thereof.

(l)  Lessor will execute, acknowledge and deliver to the Lessee or any mortgagee, promptly upon request, a certificate certifying that (i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) whether or not, to the knowledge of Lessor, there are then existing any defaults under this Agreement (and if so, specifying the same). Any such certificate may be relied upon by any prospective purchaser transferee or mortgagee of Lessee’s interest under this Agreement.

SECTION 6

EVENTS OF DEFAULT

(a)  Any of the following events shall constitute a default on the part of Lessee:

(i)  The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; or

(ii)  The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee’s default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion; or

(iii)  Lessee is finally and without further right of appeal or review, adjudicated a bankrupt or insolvent, or has a receiver appointed for all or substantially all of its business or assets on the ground of its insolvency, or has a trustee appointed for it after a petition has been filed for Lessee’s reorganization under the Bankruptcy Act of the United States, or any future law of the United States having the same general purpose, or if Lessee shall make an assignment for the benefit of its creditors, or if Lessee’s interest hereunder shall be levied upon or attached, which levy or attachment shall not be removed within twenty (20) days from the date thereof.

(b)  If an event of default on the part of Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination in writing specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessee has commenced such cure within said period. If such notice is given and the default remains uncured, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable for the payment of rent during the full period which would otherwise constitute the balance of the Term of this Agreement; and without prejudice to any other right or remedy which it may have hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of default hereunder, Lessor may re-enter the Leased Premises either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Premises by appropriate suit, action or proceeding and remove its effects and hold the Leased Premises as if this Agreement had not been made.

(c)  The failure of Lessor to cure any default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided, however, that if the nature of Lessor’s default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee’s reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

(d)  If an event of default on the part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the Term of this Agreement shall end, unless such default shall be cured within said period, or, if the default is such that more than thirty (30) days is required for its cure, unless Lessor has commenced such cure within said period.  If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Premises to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

SECTION 7

ASSIGNMENT

Lessee shall not assign this Agreement without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.  Notwithstanding any assignment, Lessee shall remain primarily liable under this Agreement.

SECTION 8

NON-LIABILITY OF LESSOR

Lessor shall not be liable for any damages or injury which may be sustained by Lessee or any other person by reason of the failure, breakage, leakage or obstruction of the water, sewer, plumbing, roof, drains, leaders, electrical, air conditioning or any other equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct of Lessee, its agents, employees, contractors, invitees, assignees or successors; or attributable to any interference with or the interruption of or failure of any services, beyond the control of Lessor, to be supplied by Lessor.

SECTION 9

QUIET ENJOYMENT

(a)  Lessor agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of Lessee's business, or which would prevent full and free access to the Leased Premises by Lessee, as herein provided.

(b)  Lessor reserves and shall at all times have the right to re-enter the Real Property to inspect the same, to supply any service to be provided by Lessor to Lessee hereunder, and to show the Real Property to prospective purchasers, mortgagees, or lessees, to post notices of non- responsibility, without abatement of rent, provided entrance to the Real Property shall not be denied Lessee.

SECTION 10

USE OF REAL PROPERTY BY LESSOR

(a) At all times during the Term of this Agreement, Lessor shall have the exclusive right to place and operate, or to permit another tenant to place and operate, broadcasting equipment on the Leased Premises and on the Lessee’s broadcasting towers, or to use the Real Property, including a sale of a portion of the Real Property, for any other lawful purpose, provided, such actions do not interfere with Lessee’s operations.  Lessor shall have no obligation to pay rent for the uses described above.  Lessor shall hold Lessee harmless from and defend Lessee against any and all claims or liability arising out of or in any way connected to Lessor’s use or occupancy of the Real Property.

(b) At all times during the Term of this Agreement, Lessor shall have the exclusive right to relocate Lessee’s broadcast operations to a different site, whether owned by Lessor or not, and terminate this Agreement upon the date such move is completed, provided however 1) all expenses incurred to accomplish such move are borne wholly by Lessor, 2) the lease terms at the new site are at least as favorable to Lessee as under this Agreement, and 3) Lessee suffers no material detriment to its broadcast signal or coverage.

SECTION 11

SALE OF LEASED PREMISES BY LESSOR

Notwithstanding any of the provisions of this Lease, Lessor (a) may assign, in whole or in part, Lessor’s interest in this Lease and (b) may sell all or part of the Real Property. In the event of any sale or exchange of the Leased Premises by Lessor and assignment by Lessor of this Lease, Lessor shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange and assignment, but only upon the condition that, as part of such sale or exchange, Lessor will cause the grantee to agree in writing to assume to carry out any and all of the covenants and obligations of Lessor under this Lease occurring after the consummation of Lessor’s assignment of its interest in and to this Lease.

SECTION 12

BROKERAGE

The parties acknowledge and agree that this Agreement has not been brought about as a result of the services of any real estate broker, firm or corporation, and each indemnifies and saves the other harmless from any and all claims from any person(s) claiming to have rendered real estate services in connection with this Agreement.

SECTION 13

SURRENDER OF PREMISES

Upon the expiration of the Term hereof, Lessee shall surrender the Leased Premises, and, at Lessor’s option, all interest of the Lessee in and to the Improvements (including the radio towers located on the Land), to Lessor in good order and condition, reasonable wear and tear excepted.  Any equipment, fixtures, goods or other property of Lessee not removed within thirty (30) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee’s eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.  Notwithstanding the foregoing, at the end of the Term, if Lessor does not exercise its option to acquire Lessee’s interest in and to some or all of the Improvements, Lessor may require, by written notice to Lessee, that Lessee dismantle and remove such Improvements from the Land by lawful means within thirty (30) days after the end of the Term at Lessee’s sole cost and expense.

SECTION 14

NOTICES AND RECORDING

All notices, demands, and requests required or permitted to be given hereunder shall be in writing and sent certified mail, return receipt requested or commercial overnight courier, and if to Lessor, at 855 Aviation Drive, Suite 200, Camarillo, CA 93010, Attn: Brian J. Counsil, and if Lessee, at 4880 Santa Rosa Road Suite 100, Camarillo, CA 93012, Attn: Christopher J. Henderson. Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.  Within a reasonable time after this Agreement is executed, the parties hereto shall have the right to record a Memorandum of Lease which sets forth the basic terms and conditions of this Agreement.

SECTION 15

BINDING NATURE

The provisions of this Agreement shall apply to, bind and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns. The terms of this Agreement and any disputes arising therefrom, shall be governed by the laws of the State of Pennsylvania.

SECTION 16

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement between the parties and supersedes all prior written or oral agreements between the parties relating to the Leased Premises.  No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof.  No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:

LESSEE
ATSINGER FAMILY TRUST

Pennsylvania Media Associates, Inc.

   /s/ EDWARD G. ATSINGER III

   /s/ ERIC HALVORSON

EDWARD G. ATSINGER, III

ERIC HALVORSON

Trustee

Chief Operating Officer

STUART W. EPPERSON

REVOCABLE LIVING TRUST

   /s/ STUART W. EPPERSON

STUART W. EPPERSON

Trustee

Exhibit A

Fee Simple Deed

This Indenture made the 5th day of August in the year of our Lord one thousand nine hundred and ninety-four (1994)

Between Communicom Co., of America, L.P., a Colorado Limited Partnership (hereinafter called the Grantor(s), of the one part),

And “Edward G. Atsinger III, not individually but solely as Trustee of the Atsinger Family Trust u/t/d October 31, 1980, as amended on August 9, 1982 and June 16, 1992, and Stuart W. Epperson not individually but solely as Trustee of the Stuart W. Epperson Revocable Living Trust u/t/d January 14, 1993, as tenants in common” (hereinafter called the Grantee(s), of the other part).

Witnesseth that the said Grantor(s) for and in consideration of the sum of (Four Hundred Thousand Dollars) ($400,000.00) lawful money of the United States of America, unto them well and truly paid by the said Grantee(s), at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargained and sold, released and confirmed, and by these presents does grant, bargain and sell, release and confirm into the said Grantee(s), his heirs and assigns,

All that certain tract or parcel of ground with the buildings and improvements thereon erected, Situate in Whitmarsh Township, Montgomery County, Pennsylvania, described in accordance with an “AsBuilt” Plan of Survey made for WIBG 99 by Urwiller and Walter, Professional Engineers of Sunnytown, Pennsylvania, on September 15, 1976, last revised May 30, 1980, as follows, to wit:

Beginning at an iron pin on the Northeasterly side of Ridge Pike (50 feet wide) at the corner of land now or late of Frank B. Abel (said point of beginning described by an earlier survey as 701.80 feet Southeastwardly along the Northeasterly side of Ridge Pike from its point of intersection with the centerline of Spring Mill Road) (33 feet wide); thence extending from said point of beginning and along said Abel’s land, North 39 degrees 26 minutes 44 seconds East 287.49 feet to a monument set at a corner of land now or late of O’Brien and Murphy; thence along the same the two following courses and distances; (1) South 44 degrees 07 minutes East 55.22 feet to a monument set at a corner; and (2) North 52 degrees 41 minutes East 295.97 feet to a monument set at a corner; thence continuing along land of O’Brien and Murphy and various other owners and crossing over several iron pins and monument, North 32 degrees 43 minutes 04 seconds West 1132.46 feet to a point in the title line in the bed of Spring Mill Road; thence extending along the title line in the bed of Spring Mill Road the eight (8) following courses and distances; (1) North 36 degrees 04 minutes 30 seconds East 93.83 feet; (2) North 30 degrees 53 minutes 19 seconds East 60.99 feet; (3) North 22 degrees 51 minutes 18 seconds East 206.49 feet; (4) North 19 degrees 39 minutes 00 seconds East 71.21 feet; (5) North 18 degrees 14 minutes 00 seconds East 80.02 feet; (6) North 14 degrees 26 minutes 30 seconds East 70.01 feet; (7) North 09 degrees 44 minutes 51 seconds East 50.00 feet and (8) North 14 degrees 52 minutes 53 seconds East 61.08 feet to an angle point; thence extending North 46 degrees 55 minutes 30 seconds East crossing over a P.K. nail 258.66 feet to a monument set for a corner of land now or late of Raymond Ksiazek; thence extending along land of Ksiazek and other passing over several iron pins, South 31 degrees 59 minutes 18 seconds East 1631.53 feet to a monument set for a corner of land or late of Howard Benner, in line of land now or late of Ridgemar Realty Co; thence extending along line of land of Ridgemar Realty the three following courses and distances; (1) South 52 degrees 21 minutes 42 seconds West 529.91 feet to a monument; (2) North 43 degrees 48 minutes 18 seconds West 16.50 feet to a monument; (3) South 52 degrees 42 minutes 34 seconds West passing over several iron pins 797.91 feet to a spike set in the Northeasterly side of Ridge Pike, thence extending along the Northeasterly side of Ridge Pike North 60 degrees 40 minutes 45 seconds West 101.88 feet to the first mentioned point and place of beginning.

Containing in area 28.482 acres, more of less.

Being Tax Assessment Parcel 65-00-09757-00-6.

Being the same premises which Communicom Corp., of America, a Colorado Corporation by Deed dated 7/30/1993 and recorded 12/23/1993 in the Recorder of Deeds’ Office in and for Montgomery County, Pennsylvania in Deed Book 5065, page 19, granted and conveyed unto Communicom Co., of America, L.P., a Colorado Limited Partnership.

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